SCHEDULE 14A
                       (RULE 14A-101)

           INFORMATION REQUIRED IN PROXY STATEMENT
                  SCHEDULE 14A INFORMATION

      PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934

[ ]         Filed by the Registrant
[x]         Filed by a Party other than the Registrant

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or
240.14a-12

                    FUTURE CARZ.COM, INC.

      (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the
                         Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

   (1)    Title  of  each  class  of  securities  to   which
   transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3)   Per  unit  price  or  other  underlying  value   of
   transaction computed
       pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)  Proposed maximum aggregate value of transaction:

   (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:
   (2)  Form, Schedule or Registration Statement No.:
   (3)  Filing Party:
   (4)  Date Filed:












          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD NOVEMBER 06, 2000

To the Stockholders of Future Carz.Com, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Future Carz.Com, Inc., a Nevada corporation (the "Company"), will be held at the Gold Coast Hotel and Casino at 4000 West Flamingo Rd, Las Vegas, Nevada 89103, on November, 6, 2000, at 10:00 a.m.,
Pacific daylight time, for the following purposes:

     1. To elect the directors of the Company to serve until the 2001 Annual Meeting of Stockholders.

     2.   To   change   the   name  of  the   company   from
FutureCarz.com, Inc. to Future Carz, Inc.

     3. To transact such other business as may properly come
before   the   Annual   Meeting  and  any   adjournment   or
postponement thereof.

     The   foregoing  items  of  business  are  more   fully
described in the Proxy Statement, which is attached and made a part hereof.

     The Board of Directors has fixed the close of business on October 17,2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual
Meeting and any adjournment or postponement thereof.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By Order of the Board of Directors,

/s/ DENISE CRAWFORD
Denise Crawford
Secretary

San Diego, California
October 17, 2000








                    FUTURE CARZ.COM, INC.
               12624 Carmel Country Road, #82
                 SAN DIEGO, CALIFORNIA 92130
                       PROXY STATEMENT

GENERAL INFORMATION

     This Proxy Statement is furnished to stockholders of FutureCarz.Com, Inc., a Nevada corporation (the "Company"),
in   connection  with  the  solicitation  by  the  Board  of
Directors (the "Board" or "Board of Directors") of the Company of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on November 06, 2000, at
10:00   a.m.,  Pacific  daylight  time,  at  the   Gold Coast
Hotel and Casino at 4000 West Flamingo Rd, Las Vegas,
Nevada 89102, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of the Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION AND VOTING PROCEDURES

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

     The close of business on October 17, 2000 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting.


     As of the close of business on the Record Date, the Company had Approximately 5,328,087 shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. The changing of the Company's name will require the affirmative vote of the majority of the issued and outstanding shares of the Company's Common Stock. Because abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether a matter has been approved by the stockholders, abstentions have the same effect as negative votes.


DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefore in writing to the Secretary of the Company. To be timely for the Company's 2001 Annual Meeting of Stockholders, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than March 1, 2001. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

     Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company not later than March 1, 2001 in order to be considered for inclusion in the Company's proxy materials for that meeting.


                       PROPOSAL NO. 1

                    ELECTION OF DIRECTORS

On July 13, 1999, the Company filed an initial officers and directors list with the State of Nevada. The following is a list of the names and the positions held by the current officers and directors of the Company:

       Name             Age           Position(s) Held

  Hal B. Crawford       42        President, Treasurer and
                                             CEO

  Denise Crawford       40                Secretary

     Certain information about the director nominees, is furnished below:

Hal B. Crawford, President, Secretary, Treasurer and Chief Executive Officer - Mr.Crawford has been involved in the automotive sales industry for nearly ten years. His professional experience began as a salesperson with Carlsbad Volvo, where Mr. Crawford directed sales consisting of product demonstrations and negotiation of sales prices. In 1993, Mr. Crawford took the position of assistant sales manager at Acura Mission Viejo, where he assisted in inventory control, as well as working with the sales team and finance department. In 1995, he completed training at the Acura Customer Development Program. Later that same year, Mr. Crawford accepted a position at B.M.W. of San
Diego as a Fleet Manager, handling fleet sales for automobile brokers, in addition to auto rental agencies. In 1999, he completed the B.M.W. Competitive Selling Skills Workshop.

Denise Crawford, Secretary - Denise Crawford has been involved in the business marketing industry for twenty years. While in the property management field for about twelve years, she negotiated real estate transactions, as well as organized construction projects to bring residential real estate up to code to be used as rental property. During the last seven years, Mrs. Crawford has gained experience in public relations and marketing in San Diego's political and business arena. While working with two different ground transportation companies, she gave presentations to corporations and developed advertising ideas, as well as negotiating contracts. At present, Mrs. Crawford is working for the City of San Diego with the city council. Her current responsibilities include briefing Councilman George Stevens on various issues such as the development of the downtown ballpark and the Work Force Partnership program, and speaking on behalf of the Councilman at public events.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
          THE ELECTION OF THE NOMINEES NAMED ABOVE.

DIRECTOR COMPENSATION

     The Company does not have any non-employee directors.
As such there are
no annual director's fees to be paid.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

Hal Crawford and Denise Crawford are married.

PROPOSAL NO. 2

Corporate Name Change

The Company's officers and directors propose to change the company's name from FutureCarz.com, Inc. to Future Carz, Inc.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
CHANGING OF THE COMPANY'S NAME AS LISTED ABOVE.




OTHER MATTERS

     The Company knows of no other matter to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Date:







                    FUTURE CARZ.COM, INC.
               12624 Carmel Country Road, #82
                     San Diego, CA 92130

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
 FOR THE ANNUAL MEETING OF STOCKHOLDERS ON NOVEMBER 6, 2000

     The undersigned, as a Stockholder of FutureCarz.com,
Inc. (the
"Company"), hereby appoints Hal B. Crawford, the true and lawful proxies and attorneys in fact of the undersigned to attend the Annual Meeting of the Stockholders of the Company to be held at 10:00 a.m. on November 6, 2000 at the Gold Coast Hotel and Casino, at 4000 West Flamingo Rd., Las Vegas, NV 89103, and any adjournments thereof, and hereby authorizes them to vote, as designated below, the number of shares which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present on the following matters as set forth in the Proxy
Statement and Notice dated       :

    (PLEASE SIGN AND DATE THE PROXY ON THE REVERSE SIDE)

[X]    PLEASE MARK VOTES AS IN THIS EXAMPLE.



(Check One)    FOR            AGAINST         ABSTAIN

1.Election of
three
directors of
the Company
to serve
until the
2001 Annual
Meeting of
stockholders
               [ ]            [ ]             [ ]



2.Approval of
the Company's
name being
changed
from
FutureCarz.co
m, Inc. to
Future Carz,
Inc.
               [ ]            [ ]             [ ]

3.In the
discretion of
such proxies
upon all
other matters
which may
properly come
before the
meeting.
               [ ]            [ ]             [ ]



Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH ITEM LISTED ABOVE. All prior proxies are hereby revoked. This proxy will also be voted in discretion of the proxies or proxy on any other business. Receipt is hereby acknowledged of the Notice of Special Meeting and Proxy Statement.

This proxy is revocable at any time, and the undersigned reserve the right to attend the meeting and vote in person.
The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company.

THE  BOARD OF DIRECTORS URGES THAT YOU FILL OUT AND DATE THE
PROXY  AND  RETURN  IT  PROMPTLY BY  MAIL  IN  THE  ENCLOSED
ENVELOPE,  NO POSTAGE IS NECESSARY IF MAILED IN  THE  UNITED
STATES.

NO. OF SHARES ___________________________


SIGNATURE *____________________  SIGNATURE IF HELD
JOINTLY*___________________


DATE ____________________, 2000

*NOTE: Please sign exactly as name(s) appear on your Stock Certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party must sign.